                                                       EXHIBIT 99.23(c)(1)




                            INCORPORATED UNDER THE LAWS OF
                                THE STATE OF MARYLAND
                          DRESDNER RCM INVESTMENT FUNDS INC.
                             DRESDNER RCM EUROPE FUND
                                      CLASS N
                                 (Par Value $0.001)


THIS CERTIFIES THAT ________________________________ IS THE REGISTERED HOLDER OF ____________________________ CLASS N SHARES OF THE DRESDNER RCM EUROPE FUND Common Stock of DRESDNER RCM INVESTMENT FUNDS INC. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED

THIS ____________ DAY OF ___________________________ AD. __________


           ________________________                  _________________________
                  Secretary                                  President


              SHARES                  Par Value                  Each
                                       $0.001

                                    CERTIFICATE
                                        FOR
                                       SHARES

                              DRESDNER RCM EUROPE FUND
                                      CLASS N
                               SERIES COMMON STOCK OF
                         DRESDNER RCM INVESTMENT FUNDS INC.


                       ISSUED TO: _______________________________

                       DATED:     _______________________________


     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF CAPITAL STOCK AND THE BOARD OF DIRECTORS MAY AUTHORIZE ADDITIONAL CLASSES OF CAPITAL STOCK. THE CORPORATION WILL FURNISH A FULL STATEMENT OF THE BOARD OF DIRECTORS' AUTHORITY AND OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE CORPORATION IS AUTHORIZED TO ISSUE TO ANY STOCKHOLDER UPON REQUEST WITHOUT CHARGE.

FOR VALUE RECEIVED, ____________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO
_____________________________________________________________
______________________________________________________________________________
SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT_________________________________________ ATTORNEY TO
TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED _____________________


In presence of _________________________________________